EXHIBIT 99.1

                             JOINT FILING AGREEMENT
                             ----------------------

         In accordance with Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of an amendment to the Joint Statement on Schedule 13D, dated October 7, 1999. This Joint Filing Agreement shall be included as an Exhibit to such joint filing. In evidence thereof, each of the undersigned, being duly authorized, hereby executed this Agreement this fifth day of September, 2001


                                   OAK HILL CAPITAL PARTNERS, L.P.

                                   By:  OHCP GenPar, L.P.,
                                        its general partner

                                   By:  OHCP MGP, LLC,
                                        its general partner

                                   By:  /s/ John R. Monsky
                                        ---------------------------------------
                                        Name:   John R. Monsky
                                        Title:  Vice President


                                   OAK HILL CAPITAL MANAGEMENT PARTNERS, L.P.

                                   By:  OHCP GenPar, L.P.,
                                        its general partner

                                   By:  OHCP MGP, LLC,
                                        its general partner

                                   By:  /s/ John R. Monsky
                                        ---------------------------------------
                                        Name:   John R. Monsky
                                        Title:  Vice President


                                   OHCP GENPAR, L.P.

                                   By:  OHCP MGP, LLC,
                                        its general partner

                                   By:  /s/ John R. Monsky
                                        ---------------------------------------
                                        Name:   John R. Monsky
                                        Title:  Vice President

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                                                                               2


                                   OHCP MGP, LLC

                                   By:  /s/ John R. Monsky
                                        ---------------------------------------
                                        Name:   John R. Monsky
                                        Title:  Vice President


                                   OAK HILL SECURITIES FUND, L.P.

                                   By:  Oak Hill Securities GenPar, L.P.,
                                        its general partner

                                   By:  Oak Hill Securities MGP, Inc.,
                                        its general partner

                                   By:  /s/ John R. Monsky
                                        ---------------------------------------
                                        Name:   John R. Monsky
                                        Title:  Vice President


                                   OAK HILL SECURITIES GENPAR, L.P.

                                   By:  Oak Hill Securities MGP, Inc.,
                                        its general partner

                                   By:  /s/ John R. Monsky
                                        ---------------------------------------
                                        Name:   John R. Monsky
                                        Title:  Vice President


                                   OAK HILL SECURITIES MGP, INC.

                                   By:  /s/ John R. Monsky
                                        ---------------------------------------
                                        Name:   John R. Monsky
                                        Title:  Vice President


                                   OAK HILL SECURITIES FUND II, L.P.

                                   By:  Oak Hill Securities GenPar II, L.P.,
                                        its general partner

                                   By:  Oak Hill Securities MGP II, Inc.,
                                        its general partner

                                   By:  /s/ Scott Krase
                                        ---------------------------------------
                                        Name:   Scott Krase
                                        Title:  Vice President

                                   OAK HILL SECURITIES GENPAR II, L.P.

                                   By:  Oak Hill Securities MGP II, Inc.,
                                        its general partner

                                   By:  /s/ Scott Krase
                                        ---------------------------------------
                                        Name:   Scott Krase
                                        Title:  Vice President


                                   OAK HILL SECURITIES MGP II, INC.

                                   By:  /s/ Scott Krase
                                        ---------------------------------------
                                        Name:   Scott Krase
                                        Title:  Vice President


                                   OHCP SKI, L.P.

                                   By:  Oak Hill Capital Partners, L.P.,
                                        its general partner

                                   By:  OHCP GenPar, L.P.,
                                        its general partner

                                   By:  OHCP MGP, LLC,
                                        its general partner

                                   By:  /s/ John R. Monsky
                                        ---------------------------------------
                                        Name:   John R. Monsky
                                        Title:  Vice President


                                   /s/ Glenn R. August
                                   --------------------------------------------
                                   Glenn R. August


                                   OAK HILL CAPITAL MANAGEMENT, INC.

                                   By:  /s/ John R. Monsky
                                        ---------------------------------------
                                        Name:   John R. Monsky
                                        Title:  Vice President